As filed with the Securities and Exchange Commission on July 9, 2026.
Registration No. 333-297327

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1
to
Form S-1
REGISTRATION STATEMENT
Under
The Securities Act of 1933

AEON BIOPHARMA, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	2834 (Primary Standard Industrial Classification Code Number)	85-3940478 (I.R.S. Employer Identification Number)
5 Park Plaza
Suite 1750
Irvine, CA
(949) 354-6499
(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Alex Wilson, Chief Legal & Strategy Officer
c/o AEON Biopharma, Inc.
5 Park Plaza, Suite 1750
Irvine, California 92614
(949) 354-6499
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:
David E. Danovitch Angela Gomes Sullivan & Worcester LLP 1251 Avenue of the Americas New York, New York 10020 (212) 660-3060	Jonathan Zimmerman Tyler Vivian Faegre Drinker Biddle & Reath LLP 2200 Wells Fargo Center 90 South 7th Street Minneapolis, MN 55402 (612) 766-7000
Approximate date of commencement of proposed sale to the public:
As soon as practicable after the effective date of this Registration Statement.
If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. ☒
If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.
Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☒	Smaller reporting company	☒
		Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐
The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE
AEON Biopharma, Inc. is filing this Pre-Effective Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-297327) (“Amendment No. 1”) solely as an exhibits-only filing to file an amended Calculation of Filing Fee Table as Exhibit 107 to reflect the proposed maximum aggregate offering price of the Class A common stock, $0.0001 par value per share, underlying the Five-Year Milestone Warrants at 115% of the assumed public offering price and to pay the incremental registration fee associated therewith. Accordingly, this Amendment No. 1 contains the facing page, this explanatory note, Item 16 of Part II of the Registration Statement, and the signature page. The remainder of the Registration Statement is unchanged and therefore has been omitted.

PART II
Item 16.   Exhibits and Financial Statement Schedules.
(a)   Exhibits.
Exhibit No.	Description
1.1*	Form of Underwriting Agreement
2.1
Business Combination Agreement, dated as of December 12, 2022, by and among Priveterra Acquisition Corp., Priveterra Merger Sub, Inc. and AEON Biopharma, Inc. (incorporated by reference to Exhibit 2.1 to the Form 8-K filed by Priveterra Acquisition Corp. with the SEC on December 13, 2022)

2.1(a)
Amendment No. 1 to Business Combination Agreement, dated as of April 27, 2023, by and among Priveterra Acquisition Corp., AEON Biopharma, Inc. and Priveterra Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to the Form 8-K filed by Priveterra Acquisition Corp. with the SEC on May 1, 2023)

3.1	Third Amended and Restated Certificate of Incorporation of AEON Biopharma, Inc. (incorporated by reference to Exhibit 3.1 to the Form 8-K filed by the Company with the SEC on July 27, 2023)
3.1.1
Certificate of Amendment of Third Amended and Restated Certificate of Incorporation of AEON Biopharma, Inc. (incorporated by reference to Exhibit 3.1 to the Form 8-K filed by the Company with the SEC on February 24, 2025)

3.2	Amended and Restated Bylaws of AEON Biopharma, Inc. (incorporated by reference to Exhibit 3.2 to the Form 8-K filed by the Company with the SEC on July 27, 2023)
3.2.1	Amendment to Amended and Restated Bylaws of AEON Biopharma, Inc. (incorporated by reference to Exhibit 3.1 to Form 8-K filed by the Company with the SEC on December 20, 2024)
4.1
Warrant Agreement between Priveterra Acquisition Corp. and Continental Stock Transfer & Trust Company, dated as of February 8, 2021 (incorporated by reference to Exhibit 4.1 to the Form 10-K filed by Priveterra Acquisition Corp. with the SEC on March 28, 2022)

4.2	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.2 to the Form 10-K filed by Priveterra Acquisition Corp. with the SEC on March 29, 2024)
4.3
Description of AEON Biopharma Inc.’s Securities Registered Pursuant to Section 12 of the Securities Exchange Act of 1934 (incorporated by reference to Exhibit 4.5 to the Form 10-K filed by the Company with the SEC on August 12, 2024)

4.4	Form of Series A Warrant (incorporated by reference to Exhibit 4.1 to the Form 8-K filed by the Company with the SEC on January 7, 2025)
4.5	Form of Series B Warrant (incorporated by reference to Exhibit 4.2 to the Form 8-K filed by the Company with the SEC on January 7, 2025)
4.6	Form of Pre-Funded Warrant (incorporated by reference to Exhibit 4.1 to the Form 8-K filed by the Company with the SEC on November 13, 2025)
4.7	Form of Warrant (incorporated by reference to Exhibit 4.2 to the Form 8-K filed by the Company with the SEC on November 13, 2025)
4.8	Form of True-Up Warrant (incorporated by reference to Exhibit 4.3 to the Form 8-K filed by the Company with the SEC on November 13, 2025)
4.9	Form of Senior Secured Convertible Note (incorporated by reference to Exhibit 4.1 to the Form 8-K filed by the Company with the SEC on December 15, 2025)
4.10	Form of Pre-Funded Warrant (incorporated by reference to Exhibit 4.2 to the Form 8-K filed by the Company with the SEC on December 15, 2025)
4.11	Form of Common Warrant (incorporated by reference to Exhibit 4.3 to the Form 8-K filed by the Company with the SEC on December 15, 2025)

Exhibit No.	Description
4.12*	Form of Pre-Funded Warrant
4.13*	Form of Two-Year Milestone Warrant
4.14*	Form of Five-Year Milestone Warrant
4.15*	Form of Warrant Agency Agreement, by and between AEON Biopharma, Inc. and Continental Stock Transfer & Trust Company, as warrant agent
5.1*	Opinion of Sullivan & Worcester LLP
10.1+	AEON Biopharma, Inc. Amended and Restated 2019 Incentive Award Plan (incorporated by reference to Exhibit 10.1 to the Form 8-K filed by the Company with the SEC on July 27, 2023)
10.1(a)+
Form of Stock Option Agreement under AEON Biopharma, Inc. Amended and Restated 2019 Incentive Award Plan (incorporated by reference to Exhibit 10.2 to the Form 8-K filed by the Company with the SEC on July 27, 2023)

10.1(b)+
Form of Restricted Stock Unit Agreement under AEON Biopharma, Inc. Amended and Restated 2019 Incentive Award Plan (incorporated by reference to Exhibit 10.3 to the Form 8-K filed by the Company with the SEC on July 27, 2023)

10.1(c)+
Form of Restricted Stock Unit Agreement under AEON Biopharma, Inc. Amended and Restated 2019 Incentive Award Plan (409A Deferred Compensation) (incorporated by reference to Exhibit 10.4 to the Form 8-K filed by the Company with the SEC on July 27, 2023)

10.2+	AEON Biopharma, Inc. 2023 Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.9 to the Form S-1/A filed by the Company with the SEC on April 2, 2024)
10.3+	AEON Biopharma, Inc. Non-Employee Director Compensation Program (incorporated by reference to Exhibit 10.6 to the Form 8-K filed by the Company with the SEC on July 27, 2023)
10.4+
Amended and Restated Employment Agreement, by and between AEON Biopharma, Inc. and Marc Forth (incorporated by reference to Exhibit 10.11 to the Form 8-K filed by the Company with the SEC on July 27, 2023)

10.5+	Employment Agreement, by and between AEON Biopharma, Inc. and Chad Oh (incorporated by reference to Exhibit 10.12 to the Form 8-K filed by the Company with the SEC on July 27, 2023)
10.6+	Employment Agreement, by and between AEON Biopharma, Inc. and Alex Wilson (incorporated by reference to Exhibit 10.13 to the Form 8-K filed by the Company with the SEC on July 27, 2023)
10.7+
Consulting Agreement, by and between AEON Biopharma, Inc. and Eric Carter, M.D., dated January 30, 2020, and amended on January 30, 2020 and September 30, 2020 (incorporated by reference to Exhibit 10.11 to the Annual Report on Form 10-K filed by the Company with the SEC on March 29, 2024)

10.8
Amended and Restated Registration Rights Agreement, dated as of July 21, 2023, by and between AEON Biopharma, Inc. and the stockholders party thereto (incorporated by reference to Exhibit 10.20 to the Form 8-K filed by the Company with the SEC on July 27, 2023)

10.9
Termination Agreement, dated March 18, 2024, by and between AEON Biopharma, Inc. and ACM ARRT J LLC (incorporated by reference to Exhibit 10.5 to the Form 8-K filed by the Company with the SEC on March 19, 2024)

10.10
Termination Agreement, dated March 18, 2024, by and between AEON Biopharma, Inc. and Polar Multi-Strategy Fund (incorporated by reference to Exhibit 10.6 to the Form 8-K filed by the Company with the SEC on March 19, 2024)

10.11
Subscription Agreement, dated March 19, 2024, by and between AEON Biopharma, Inc., Daewoong Pharmaceutical Co., LTD. and AEON Biopharma Sub, Inc. (incorporated by reference to Exhibit 10.1 to the Form 8-K filed by the Company with the SEC on March 19, 2024)

10.12
Security Agreement, dated March 19, 2024, by and among AEON Biopharma, Inc., Daewoong Pharmaceutical Co., LTD. and AEON Biopharma Sub, Inc. (incorporated by reference to Exhibit 10.2 to the Form 8-K filed by the Company with the SEC on March 19, 2024)

Exhibit No.	Description
10.13
Guaranty, dated March 19, 2024, by and between Daewoong Pharmaceutical Co., LTD. and AEON Biopharma Sub, Inc. (incorporated by reference to Exhibit 10.3 to the Form 8-K filed by the Company with the SEC on March 19, 2024)

10.14
License and Supply Agreement, dated as of December 20, 2019, by and between Daewoong Pharmaceutical Co., LTD. and AEON Biopharma, Inc. (incorporated by reference to Exhibit 10.15 to the Form S-4 filed by Priveterra Acquisition Corp. with the SEC on December 27, 2022)

10.14(a)
Amendment to License and Supply Agreement, dated as of July 29, 2022, by and between Daewoong Pharmaceutical Co., LTD. and AEON Biopharma, Inc. (incorporated by reference to Exhibit 10.15(a) to the Form S-4 filed by Priveterra Acquisition Corp. with the SEC on December 27, 2022)

10.14(b)
Second Amendment to the License and Supply Agreement, dated as of January 8, 2023, by and between AEON Biopharma, Inc. and Daewoong Pharmaceutical Co., Ltd. (incorporated by reference to Exhibit 10.17(b) to the Form S-1/A filed by the Company with the SEC on April 2, 2024)

10.14(c)
Third Amendment to License and Supply Agreement, dated April 24, 2023, by and between Daewoong Pharmaceutical Co. (incorporated by reference to Exhibit 10.17(c) to the Form S-1/A filed by the Company with the SEC on April 2, 2024)

10.14(d)
Fourth Amendment to License and Supply Agreement, dated March 19, 2024, by and between AEON Biopharma, Inc. and Daewoong Pharmaceutical Co., LTD. (incorporated by reference to Exhibit 10.4 to the Form 8-K filed by the Company with the SEC on March 19, 2024)

10.15
Settlement and License Agreement dated as of June 21, 2021, by and between AEON Biopharma, Inc. and Medytox, Inc. (incorporated by reference to Exhibit 10.16 to the Form S-4 filed by Priveterra Acquisition Corp. with the SEC on December 27, 2022)

10.15(a)
Amendment to Settlement and License Agreement, dated as of May 5, 2022, by and between AEON Biopharma, Inc. and Medytox, Inc. (incorporated by reference to Exhibit 10.16(a) to the Form S-4 filed by Priveterra Acquisition Corp. with the SEC on December 27, 2022)

10.16
Sponsor Support Agreement, dated as of December 12, 2022, by and among Priveterra Sponsor, LLC, Priveterra Acquisition Corp., and the other parties thereto (incorporated by reference to Exhibit 10.18 to the Form S-1/A filed by the Company with the SEC on November 24, 2023)

10.16(a)
Amendment No. 1 to Sponsor Support Agreement, dated as of April 27, 2023, by and among Priveterra Sponsor, LLC, Priveterra Acquisition Corp., and the other parties thereto (incorporated by reference to Exhibit 10.17 to the Form S-4/A filed by Priveterra Acquisition Corp. with the SEC on May 1, 2023)

10.17
Sales Agreement, dated August 14, 2024, by and between Registrant and Leerink Partners LLC (incorporated by reference to Exhibit 1.2 to the Form S-3 filed by the Company with the SEC on August 15, 2024)

10.18
Underwriting Agreement, dated January 6, 2025, by and between AEON Biopharma, Inc. and Aegis Capital Corp (incorporated by reference to Exhibit 10.1 to the Form 8-K filed by the Company with the SEC on January 7, 2025)

10.19+	Employment Agreement, by and between AEON Biopharma, Inc. and Robert Bancroft (incorporated by reference to Exhibit 10.1 to the Form 8-K filed by the Company with the SEC on April 21, 2025)
10.20+
AEON Biopharma, Inc. 2025 Employment Inducement Incentive Award Plan and form of award agreements thereto (incorporated by reference to Exhibit 99.1 to the Form S-8 filed by the Company with the SEC on May 14, 2025)

10.21
Securities Purchase Agreement, dated November 12, 2025, by and among AEON Biopharma, Inc. and the several investors signatory thereto (incorporated by reference to Exhibit 10.1 to the Form 8-K filed by the Company with the SEC on November 13, 2025)

Exhibit No.	Description
10.22
Form of Registration Rights Agreement to be entered by and among AEON Biopharma, Inc. and the several investors signatory thereto (incorporated by reference to Exhibit 10.2 to the Form 8-K filed by the Company with the SEC on November 13, 2025)

10.23	Odeon Settlement Agreement October 2025 (incorporated by reference to Exhibit 10.1 to the Form 10-Q filed by the Company with the SEC on November 14, 2025)
10.24	Form of Odeon Warrants October 2025 (incorporated by reference to Exhibit 10.2 to the Form 10-Q filed by the Company with the SEC on November 14, 2025)
10.25
Exchange Agreement, dated as of December 15, 2025, by and among AEON Biopharma, Inc., AEON Biopharma Sub, Inc., and Daewoong Pharmaceutical Co. Ltd (incorporated by reference to Exhibit 10.1 to the Form 8-K filed by the Company with the SEC on December 15, 2025)

10.26+	AEON Biopharma, Inc. Amended and Restated 2023 Incentive Award Plan (incorporated by reference to Exhibit 10.1 to the Form 8-K filed by the Company with the SEC on January 21, 2026)
10.26(a)+
Form of Stock Option Agreement under AEON Biopharma, Inc. 2023 Incentive Award Plan (incorporated by reference to Exhibit 10.6 to the Form S-4/A filed by Priveterra Acquisition Corp. with the SEC on May 1, 2023)

10.26(b)+
Form of Restricted Stock Unit Agreement under AEON Biopharma, Inc. 2023 Incentive Award Plan (incorporated by reference to Exhibit 10.7 to the Form S-4/A filed by Priveterra Acquisition Corp. with the SEC on May 1, 2023)

10.27
Fifth Amendment to the License and Supply Agreement, dated as of January 21, 2026, by and between the Company and Daewoong Pharmaceutical Co., Ltd (incorporated by reference to Exhibit 10.2 to the Form 8-K filed by the Company with the SEC on January 21, 2026)

10.28+	Employment Agreement, by and between AEON Biopharma, Inc. and John Bencich (incorporated by reference to Exhibit 10.1 to the Form 8-K filed by the Company with the SEC on March 9, 2026)
10.29+	Employment Agreement, by and between AEON Biopharma, Inc. and Jennifer Sy (incorporated by reference to Exhibit 10.2 to the Form 8-K filed by the Company with the SEC on March 9, 2026)
10.30+	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.9 to the Form S-4 on May 1, 2023)
10.31*	Form of Warrant Solicitation Agreement
23.1*	Consent of KPMG LLP
23.2*	Consent of Sullivan & Worcester LLP (included in Exhibit 5.1)
24.1*	Power of Attorney (included on signature page)
107†	Filing Fee Table

†
Filed herewith.

*
Previously filed.

+
Management contract or compensatory plan, contract or arrangement.

(b)   Financial Statement Schedules.
Schedules not listed above have been omitted because the information required to be set forth therein is not applicable or is shown in the financial statements or notes thereto.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irvine, State of California on the 9th day of July, 2026.
AEON BIOPHARMA, INC.
By:
 /s/ Robert Bancroft

Name: Robert Bancroft
Title:   President and Chief Executive Officer
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ Robert Bancroft Robert Bancroft	President, Chief Executive Officer (Principal Executive Officer) and Director	July 9, 2026
* Jennifer Sy	Chief Accounting Officer (Principal Accounting Officer)	July 9, 2026
* John Bencich	Chief Financial Officer (Principal Financial Officer)	July 9, 2026
* Jost Fischer	Chairman of the Board	July 9, 2026
* Robert Palmisano	Director	July 9, 2026
* Shelley Thunen	Director	July 9, 2026
* Eric Carter	Director	July 9, 2026
* Seongsoo Park	Director	July 9, 2026
* Marc Forth	Director	July 9, 2026

*By:
 /s/ Robert Bancroft

Attorney-in-fact